SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) July 2, 2002
                                                --------------------------------


                          GS Mortgage Securities Corp.
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             (Exact name of registrant as specified in its charter)


Delaware                                 333-89556                    13-6357101
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(State or other jurisdiction     (Commission File Number)       (I.R.S. Employer
of incorporation)                                            Identification No.)

85 Broad Street, New York, New York                                  10004
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code (212) 902-1000
                                                   -----------------------------

                                 Not applicable
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         (Former name or former address, if changed since last report.)

ITEM 5.     Other Events
            ------------

            On June 6, 2002, a registration statement on Form S-3 (the "Registration Statement") for GS Mortgage Securities Corp. (the "Company") was declared effective. Attached hereto as exhibits are a legality opinion, tax opinion and consent prepared by Cadwalader, Wickersham & Taft relating to the Company's prospectus forming a part of the Registration Statement that describes Mortgage-Backed Notes and Mortgage-Backed Certificates (the "Certificates"). The exhibits are to be incorporated herein by reference into the Registration Statement.

            In addition attached as exhibits are Collateral Term Sheets (as defined in the no-action issued by the staff of the Securities and Exchange Commission on May 27, 1994 to the Public Securities Association (the "PSA") and as further modified by a no-action letter issued by the staff of the Securities and Exchange Commission on March 9, 1995 to the
      PSA) furnished to the Company by Goldman Sachs & Co. in respect of the Company's proposed offering of the Goldman Sachs Alternative Mortgage Products Trust 2002-NC1, Mortgage Pass-Through Certificates, Series 2002-NC1.

ITEM 7.     Financial Statements and Exhibits
            ---------------------------------

            (c) Exhibits

            Item 601(a)
            of Regulation S-K
            Exhibit No.             Description
            -----------             -----------

            5.1                     Opinion of Cadwalader,
                                    Wickersham & Taft as to legality of
                                    the Certificates.

            8.1                     Opinion of Cadwalader,
                                    Wickersham & Taft as to certain tax
                                    matters (included in Exhibit 5.1).

            23.1 Consent of Cadwalader, Wickersham & Taft (included as part of Exhibit 5.1).

            99 Collateral Term Sheets prepared by Goldman, Sachs & Co. in connection with the Goldman Sachs Alternative Mortgage Products Trust 2002-NC1, Mortgage Pass-Through Certificates, Series
                                    2002-NC1.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   GS MORTGAGE SECURITIES CORP.


      July 2, 2002
      -----------------------
                                   By:       /s/ Jay Strauss
                                       ------------------------------------
                                       Name:     Jay Strauss
                                       Title:    Secretary

                                INDEX TO EXHIBITS

                                                                 Paper (P) or
Exhibit No.       Description                                    Electronic (E)
-----------       -----------                                    --------------

5.1               Opinion of Cadwalader, Wickersham & Taft            (E)
                  as to legality of the Certificates.

8.1               Opinion of Cadwalader, Wickersham & Taft            (E)
                  as to certain tax matters (included in
                  Exhibit 5.1).

23.1              Consent of Cadwalader, Wickersham & Taft            (E)
                  (included as part of Exhibit 5.1).

99                Collateral Term Sheets prepared by                   (E)
                  Goldman, Sachs & Co. in connection with
                  the Goldman Sachs Alternative Mortgage
                  Products Trust 2002-NC1, Mortgage
                  Pass-Through Certificates, Series 2002-NC1.

                                                                     EXHIBIT 5.1
                                                                     -----------

                                                                      EXHIBIT 99
                                                                      ----------